SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[ XXX]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


	CONSULTING GROUP CAPITAL MARKETS FUNDS
	(Name of Registrant as Specified In Its Charter)


	 DAVID A. BARNETT
	(Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[   ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-6(i)(3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.




[   ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:




                      A SPECIAL NOTICE TO SHAREHOLDERS OF
                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                    SMALL CAPITALIZATION GROWTH INVESTMENTS

Dear Shareholder:

  The Trustees of Consulting Group Capital Markets Funds (the "Trust") recently have unanimously approved and voted to recommend that shareholders of the Small Capitalization Growth Investments (the "Portfolio") approve a new management agreement on behalf of the Portfolio with the Portfolio's Investment Manager, Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager").

  Because of the strong performance of small capitalization stocks relative to other asset classes and the rapid increase of these types of funds in the market place over the last two years, the demand for well regarded investment advisers who specialize in this area has grown tremendously. As a result of these competitive pressures, the range of fees charged by these entities has also increased. In fact, Pilgrim Baxter & Associates, Inc. ("PBA"), a current Advisor to the Portfolio, informed the Board in the Fall of 1996 that its fee, which had been set five years prior, was no longer competitive. For this reason, PBA entered into discussions with the Manager about possibly terminating its agreement with the Portfolio and has indicated that it will terminate its agreement with the Manager regardless of shareholder approval or disapproval of the proposal.

  At the same time the Manager was in discussions with PBA, the Manager undertook a survey of existing small capitalization investment advisors to ascertain their capacity and current fees. Based on an independent review of industry data that confirmed PBAs assertions, the Manager is seeking a fee increase so that it can hire a well established investment adviser(s) in the small capitalization discipline.

  The proposed new management agreement increases the management fee from an annual rate of 0.60% to 0.80% of the average net assets of the Portfolio. The fee is payable to the Consulting Group, a division of the Manager, whose responsibility is to select investment advisors to the Trust's various portfolios (the "Advisors"), communicate performance expectations and evaluations to the Advisors and ultimately recommend to the Trustees which Advisor contracts should be renewed, modified or terminated. It is the current practice of the Manager to compensate each Advisor by paying the fees received by the portfolios directly to the Advisor. Therefore, any approved fee increase will be paid to the Advisor by the Manager and not retained by the Manager or its affiliates.

  The Trustees have concluded that the proposed fee increase will enable the Manager to appropriately increase the fee to the Portfolio's prospective Advisors. If approved by shareholders, the increase in the management fee will be applied fully to increase the compensation of the Portfolio's current and prospective Advisors and therefore will not result in increased profitability to the Manager.

                           MEETING OF SHAREHOLDERS:
                            YOUR VOTE IS IMPORTANT

  To consider the proposed increase in the management fee for the Portfolio, the Trustees have called a Meeting of Shareholders to be held on March 31, 1997 and unanimously recommend that shareholders vote for the proposal. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY PROMPTLY.

  Detailed information about the proposal is described in the enclosed proxy statement. Please read this proxy statement and then exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope is enclosed for your convenience.

  If you have any questions regarding the proposed transaction, please call your Smith Barney Financial Consultant who will be pleased to assist you.

  IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                             Sincerely,

                                             Heath B. McLendon
                                             Chairman of the Board
                                             Consulting Group Capital
                                               Markets Funds

February 7, 1997

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                              222 DELAWARE AVENUE
                          WILMINGTON, DELAWARE 19801

                            ----------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                    SMALL CAPITALIZATION GROWTH INVESTMENTS
                         TO BE HELD ON MARCH 31, 1997

                            ----------------------

                             TO THE SHAREHOLDERS:

  A Meeting of Shareholders of Small Capitalization Growth Investments (the "Portfolio") of the Consulting Group Capital Markets Funds (the "Trust") will be held on March 31, 1997 at 2:00 P.M. at 388 Greenwich Street, New York, New York, 22nd Floor, for the following purposes:

    (1) To approve or disapprove a new management agreement changing the fee between the Trust on behalf of the Portfolio and the Portfolio's current investment manager Smith Barney Mutual Funds Management Inc., and

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

  Shareholders of record at the close of business on January 31, 1997 will be entitled to vote at the Meeting.

  Please mark, date and sign the enclosed proxy and return it in the prepaid envelope enclosed for your convenience to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Meeting you can revoke your proxy and vote your shares in person if you wish.

                                          By Order of the Trustees

                                          Christina T. Sydor
                                          Secretary

New York, New York
February 7, 1997

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED PREPAID ENVELOPE.

                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                              222 DELAWARE AVENUE
                          WILMINGTON, DELAWARE 19801

                                PROXY STATEMENT

                            ----------------------

                            MEETING OF SHAREHOLDERS
                    SMALL CAPITALIZATION GROWTH INVESTMENTS
                                  TO BE HELD

                                MARCH 31, 1997

                            ----------------------

  Proxies in the form enclosed with this Proxy Statement are solicited by the Trustees of Consulting Group Capital Markets Funds (the "Trust") for use at a Meeting of Shareholders of Small Capitalization Growth Investments (the "Portfolio") to be held at 388 Greenwich Street, 22nd Floor, New York, New York on Monday, March 31, 1997 at 2:00 P.M. or at any adjournment thereof. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated proxy or written revocation, or by attending the meeting and voting in person. A proxy when executed and not so revoked will be voted in accordance with the specification marked thereon. If no choice is specified, the proxy will be voted "FOR" Proposal No. 1.

  The costs of soliciting proxies for the Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Meeting and this Proxy Statement and the costs of the Meeting, will be borne by the Portfolio. Proxy solicitations will be made primarily by mail but proxy solicitations may also be made by telephone, telegraph or personal interviews by Trustees and officers of the Trust and officers of Smith Barney Inc. ("Smith Barney"), the Trust's distributor, the Consulting Group, a division of Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") and First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Trust. In addition, shareholders of the Portfolio may be called to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his/her social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Shareholders voting by telephone may vote for or against each proposal separately. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. Although the Trust has been advised that this telephonic voting system complies with Massachusetts state law, the Trust will seek an opinion of Massachusetts counsel prior to utilizing the telephone voting procedure. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

  The mailing address of the Trust is 222 Delaware Avenue, Wilmington, Delaware 19801. The address of SBMFM and Smith Barney is 388 Greenwich Street, New York, NY 10013. Copies of the Trust's annual report is available upon request and without charge by calling your Smith Barney Financial Consultant or by writing to the Trust. It is anticipated that proxies and proxy statements will be mailed to shareholders on or about February 7, 1997.

  The Investment Company Act of 1940, as amended (the "1940 Act"), provides that Proposal No. 1 requires approval by an affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. As used in the proxy statement, a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio means the vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy.

  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal No. 1.

  In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of the proposal.

  Shareholders of record of the Portfolio at the close of business on January 31, 1997 (the "Record Date") will be entitled to be present and to vote at the Meeting. Each share of beneficial interest is entitled to one vote and any fractional shares are entitled to proportionate fractional votes. On the Record Date there were

37,804,858.356 outstanding shares of beneficial interest of the Portfolio. As of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), beneficially owned more than 5% of the outstanding shares of the Portfolio. In addition, all Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio on such date.

PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW MANAGEMENT AGREEMENT CHANGING THE FEE
            BETWEEN THE TRUST ON BEHALF OF THE PORTFOLIO AND THE PORTFOLIO'S CURRENT INVESTMENT MANAGER, SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.

                                  BACKGROUND

  SBMFM (formerly known as Smith, Barney Advisors, Inc.) currently serves as the investment manager for the Portfolio in accordance with the terms of a management agreement dated July 30, 1993 (the "Current Management Agreement"). Subject to the supervision and direction of the Trust's Board of Trustees, the Consulting Group, a division of the Manager, provides investment management evaluation services principally by performing initial due diligence on Advisors for the Portfolio, as well as the Trust's other investment portfolios, and thereafter monitoring Advisor performance through quantitative and qualitative analysis. In evaluating Advisors, the Manager considers, among other factors, each Advisor's level of expertise; relative performance and consistency of performance over a minimum period of five years; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Advisors and ultimately recommending to the Board of Trustees of the Trust whether Advisors' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Advisors, custodian, transfer agent or administrator. The Manager is also responsible for compensating any Advisors to the Portfolio. The Portfolio itself pays no fees to any Advisor.

  The Advisors currently employed by the Manager to serve the Portfolio are Pilgrim Baxter & Associates, Inc. ("PBA") and Mellon Capital Management Corporation ("MCM"), which manage approximately thirty percent (30%) and seventy percent (70%), respectively, of the Portfolio's assets. The Trust's Board of Trustees may, upon advice from the Manager, allocate and reallocate the management of the Portfolio's assets between Advisors in its discretion from time to time. With respect to the portion of the Portfolio's net assets allocated to PBA, the Portfolio pays fees to the Manager at the annual rate of 0.60% of the average daily value of such assets and with respect to the balance of net assets allocated to MCM, the rate is 0.45% of the first $200 million of net assets, 0.40% of the next $100 million of such assets and 0.35% thereafter. The Manager, in turn, pays fees to each Advisor with PBA receiving 0.30% and MCM receiving 0.15% of the first $200 million of the average daily value of the net assets allocated to it, 0.10% of the next $100 million and 0.05% thereafter.

  The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require the Trust and the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Advisors. The relief is based on the conditions set forth in the Exemption, that, among other things: (1) the Manager will select, monitor, evaluate and allocate assets to the Advisors and ensure that the Advisors comply with the relevant portfolio's investment objective, policies and restrictions; (2) before a portfolio may rely on the Exemption, the Exemption must be approved by the shareholders of the portfolio; (3) shares of the portfolios relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (4) the Trust will provide to shareholders certain information about a new Advisor and its investment advisory contract within 90 days of the engagement of a new Advisor; (5) the Trust will disclose in its Prospectus the terms of the Exemption; and (6) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. As required by the Exemption, the shareholders of each portfolio have voted to permit the Trust to replace or add Advisors and to enter into investment advisory agreements with Advisors upon approval of the Board of Trustees but without formal shareholder approval. However, any changes to the Current Investment Management Agreement between the Trust and the Manager still require Shareholder approval.

  Throughout the Fall of 1996, the Manager apprised the Board of on-going discussions with PBA, a current Advisor to the Portfolio regarding the level of fees. That Advisor maintained that its fee (which had been set five years prior) was no longer competitive. For this reason, PBA entered into discussions with the Manager about possibly terminating its agreement with the Portfolio. At the same time, the Manager undertook a survey of existing small capitalization investment advisors to ascertain their capacity to advise the Portfolio and current fees. Based on the assertions of PBA and the manager's independent review of industry data, the Manager requested that the Board of Trustees consider a new management agreement (the "Proposed Management Agreement") reflecting an increase in the management fee payable to the Manager from 0.60% to 0.80% of the average net assets of the Portfolio, so that it in turn could increase the fee payable to certain prospective Advisors. PBA has indicated that it intends to terminate its Sub-advisory agreement with the manager regardless of Shareholder approval or dis-approval of the proposal.

  The Trustees of the Trust met on December 16, 1996 with respect to the Portfolio to consider the new management fee proposed by the Manager. At this meeting, the Trustees who are not interested persons of the Trust (the "Non-Interested Trustees") met separately with their legal counsel and reviewed and considered factors to be weighed and standards to be applied in evaluating the Manager's proposed fee increase. After consideration of the Manager's proposal and financial, statistical and other information supplied to the Trustees by the Manager, the Trustees unanimously approved the Proposed Management Agreement and determined to submit the Proposed Management Agreement to shareholders of the Portfolio for their approval.

  If the proposal is approved by Shareholders, as contemplated by the Exemption, the Manager proposes to negotiate and enter into, subject to approval of the Board of Trustees, investment advisory agreements with one or more prospective Advisors to replace PBA utilizing the flexibility provided by the proposed increase in the management fee to compensate these Advisors at competitive rates. It is therefore not anticipated that the increase in the management fee will result in increased profitability to the Manager.

  Exhibit A sets forth the form of the Proposed Management Agreement, the terms of which are, except for the fee and the commencement and termination dates, substantively identical to the Current Management Agreement.

                                  FEE TABLES

  The following table shows for the Portfolio during the fiscal year ended August 31, 1996: (a) the actual operating expenses for the Portfolio's shares as a percentage of average net assets, and (b) the pro forma operating expenses assuming the Proposed Management Agreement had been in effect throughout the fiscal year. THE TABLE AND EXAMPLES BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIO. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN BELOW.

                                                      ACTUAL         PRO FORMA
SMALL CAPITALIZATION GROWTH INVESTMENTS           (AS OF 8/31/96) (AS OF 8/31/96)
---------------------------------------           --------------- ---------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum sales charge imposed...................      None            None
  Maximum annual TRAK Fee........................      1.50%           1.50%
ANNUAL OPERATING EXPENSES
 (as a percentage of average net assets)
  Management fees................................      0.74%           0.85%*
  12b-1 fees.....................................      None            None
  Other expenses.................................      0.26            0.26
                                                       ----            ----
TOTAL OPERATING EXPENSES.........................      1.00%           1.11%
                                                       ====            ====

-----------
*The 0.20% increase in management fees results in a 0.11% increase in management fees based on the Portfolio's net assets and the allocation of assets among the Portfolio's advisors.

EXAMPLE

  The following examples are intended to assist an investor in understanding the various costs that an investor bore and will bear directly or indirectly under both current and proposed fee arrangements. The examples assume payment of operating expenses at the levels set forth in the table above.

  An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Present Fee.....................................  $25     $78    $133     $284
Proposed Fee....................................  $26     $81    $139     $294

  The following table shows on a comparative basis for the fiscal year ended August 31, 1996 the Portfolio's aggregate management fee under the Current Management Agreement and on a pro forma basis under the Proposed Management Agreement. Actual management fees under both the Current and the Proposed Management Agreements are calculated daily based on the net assets of the Portfolio. The table also shows the difference between the actual and pro forma management fees as a percentage of the actual fee:

 ACTUAL AGGREGATE
MANAGEMENT FEE FOR             PRO FORMA AGGREGATE                        DIFFERENCE
 FISCAL YEAR ENDED             MANAGEMENT FEE FOR                       BETWEEN ACTUAL
  AUGUST 31, 1996               FISCAL YEAR ENDED                       AND PRO FORMA
(AFTER FEE WAIVERS)              AUGUST 31, 1996                       (AS % OF ACTUAL)
-------------------            -------------------                     ----------------
    $2,217,550                     $2,688,427                                 22%

                      FACTORS CONSIDERED BY THE TRUSTEES

  The Trustees have considered various matters in determining the reasonableness and fairness of the proposed management fee to be paid to the Manager by the Portfolio. Independent legal counsel advised the non-interested Trustees regarding the matters to be considered and the standards to be used in their evaluation of the Proposed Management Agreement.

  In reaching their decision to unanimously approve the Proposed Management Agreement, the Trustees evaluated the information and documentation provided by the Manager and considered such factors as they deemed reasonably necessary. These factors included, among others: (1) the Manager's findings as to the increased costs associated with retaining quality advisory services for the Portfolio in the current market environment; (2) the relationship of the Portfolio's proposed management fee to the fees of comparable mutual funds;
(3) the impact of the proposed increase in management fee on the Portfolio's expense ratio; and (4) the relationship of the Portfolio's pro forma expense ratio to the expense ratios of comparable mutual funds. In addition, the Trustees considered the performance of the Portfolio as well as available data for comparable funds computed by Lipper Analytical Services, Inc. for one-year, three-year, five-year and ten-year periods, as applicable.

                                RECOMMENDATION

  Based upon the foregoing, the Board of Trustees unanimously recommends that shareholders approve the Proposed Management Agreement.

  If approved by the shareholders of the Portfolio, the Proposed Management Agreement would become effective as soon as practicable following the Meeting. If the Proposed Management Agreement is not approved by the Portfolio's shareholders, the Manager will continue to serve as the Portfolio's Manager under the terms of the Current Management Agreement, and the Trustees and the Manager will endeavor to retain the services of Advisors willing to serve under the current fee arrangement.

  If approved by shareholders the Proposed Management Agreement would continue in effect for an initial two-year term and thereafter would continue in effect only so long as its continuance is specifically approved at least annually by the Trustees or by a vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act, and, in either case, by the vote of a majority of the non-interested Trustees cast in person at a meeting called for the purpose of voting on such approval.

                 ADDITIONAL INFORMATION CONCERNING THE MANAGER

  SBMFM, is a registered investment adviser whose principal offices are located at 388 Greenwich Street, New York, NY 10013. SBMFM is a wholly-owned subsidiary of Smith Barney Holdings Inc. ("Holdings") which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). The Manager renders investment advice to a wide variety of investment company clients that had as of December 31, 1996 aggregate assets under management in excess of $80 billion. The principal executive offices of Travelers and Holdings are located at 388 Greenwich Street, New York, New York 10013.

  YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE PROPOSED MANAGEMENT AGREEMENT.

                                 OTHER MATTERS

  The Trustees of the Trust know of no other matters that may come before the Meeting. If any such matters should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.

  The Trust does not hold shareholder meetings annually. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to SBMFM, 388 Greenwich Street, New York, NY 10013, 22nd Floor, c/o the Corporate Secretary.

  YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED ON THE ENCLOSED ENVELOPE.

                                          By Order of the Trustees

                                          Christina T. Sydor
                                          Secretary

New York, New York
February 7, 1997

                        THE TRUST FOR TRAK INVESTMENTS
                        INVESTMENT MANAGEMENT AGREEMENT

                                                   July 30, 1993
                                                    (as amended March 31, 1997)

Smith, Barney Advisers, Inc.
1345 Avenue of the Americas
New York, New York 10105

Dear Sirs:

  The Trust for TRAK Investments (the "Trust"), a business trust formed under the laws of The Commonwealth of Massachusetts, confirms its agreement with Smith, Barney Advisers, Inc. (the "Manager") with respect to the Manager's serving as investment manager of the Trust as set forth below.

SECTION 1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement") and in the manner and to the extent as may from time to time be approved in the manner set forth in the Trust Agreement. Copies of the Trust's Prospectus, the Statement of Additional Information and the Trust Agreement have been or will be submitted to the Manager. The Trust desires to employ and hereby appoints the Manager to act as its investment manager. The Manager accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of, and Appendix I to, this Agreement.

SECTION 2. SERVICES AS MANAGER; APPOINTMENT OF ADVISERS

  (a) Subject to the supervision and direction of the Trust's Board of Trustees, the Manager shall provide such services reasonably requested by the Trust, including but not limited to the following:

    (i) monitoring and supervising the services provided to the Trust by its administrator (the "Administrator") pursuant to a separate agreement between the Trust and the Administrator, a copy of which has been or will be submitted to the Manager; and

    (ii) providing to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers ("Advisers") for each existing series of its shares of beneficial interest and any series or class which the Trust may offer from time to time in the future (each, a "Portfolio"), thereafter monitoring and supervising Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Advisers and considering and approving investments and use of certain investment strategies when the Trust requests review and consideration of such matters by the Manager. The Manager will be responsible for communicating performance expectations and evaluations to Advisers and ultimately recommending to the Board of Trustees of the Trust whether Advisers' contracts should be renewed, modified or terminated. The Manager will provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager will also be responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian, transfer agent and Administrator.

  (b) The Manager will, at its own expense, maintain sufficient staff, employ or retain sufficient personnel, and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

SECTION 3. BROKERAGE

  The Manager is authorized to permit the Advisers to execute portfolio transactions for the Trust. In executing transactions and selecting brokers or dealers, each Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

SECTION 4. INFORMATION PROVIDED TO THE TRUST

  The Manager will keep the Trust informed of developments materially affecting the Portfolios and, in addition to providing the Trust with whatever statistical or other information the Trust may reasonably request with respect to its investments, the Manager will, on its own initiative, furnish the Trust from time to time with whatever information the Manager believes is appropriate for this purpose.

SECTION 5. STANDARD OF CARE

  The Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Trust or to holders of the Trust's shares of beneficial interest to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement.

SECTION 6. COMPENSATION

  (a) In consideration of services rendered pursuant to this Agreement, each of the Trust's Portfolios will accrue daily and pay monthly a fee at the annual rate applied to the value of that Portfolio's average daily net assets as set forth in the schedule attached hereto as Appendix I.

  (b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

  (c) For the purpose of determining fees payable to the Manager under this Agreement, the value of the Trust's net assets will be computed in the manner described in the Trust's current Prospectus and/or Statement of Additional Information.

SECTION 7. COSTS AND EXPENSES

  The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust as well as the payment of the fees of the Advisers.

SECTION 8. REIMBURSEMENT TO THE TRUST

  If, in any fiscal year of the Trust, the aggregate expenses of the Trust (including fees pursuant to this agreement and the Trust's Administration Agreement with the Administrator, but excluding interest, taxes, brokerage, fees, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, the Manager will reimburse the Trust to the extent required by state law in the same proportion as its fees bear to the combined fees paid by the Trust for investment management and administration. The Manager's expense reimbursement obligation will be limited to the amount of its fees received pursuant to this Agreement. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

SECTION 9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Trust understands that the Manager and the Advisers may act as investment managers or advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Manager's and Advisers' so acting, provided that whenever the Trust and one or more other accounts advised by an Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands and acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of any kind or nature.

SECTION 10. TERM OF AGREEMENT

  (a) This Agreement will become effective on the "Closing Date" as that term is defined in that certain Asset Purchase Agreement executed among Smith Barney, Harris Upham & Co. Incorporated, Primerica Corporation and Shearson Lehman Brothers Inc., dated March 12, 1993 ("Effective Date"), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a "majority" of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "Act")), provided that in either event the continuance is also approved by a majority of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

  (b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Trust's Trustees or by vote of holders of a majority of the Trust's outstanding voting securities, or upon 90 days' written notice, by the Manager.

  (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).

SECTION 11. FILING OF TRUST AGREEMENT

  The Trust represents that a copy of the Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

SECTION 12. LIMITATION OF LIABILITY

  The Manager is hereby expressly put on notice of the limitation of trustee and shareholder liability as set forth in the Trust Agreement, and the Manager agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Manager agrees that any creditor or any Portfolio may look only to the assets of that Portfolio to satisfy such creditor's debt. The Manager agrees that the Manager shall not seek satisfaction of any such obligation from the holders of the Trust's shares, nor from the Trustees of the Trust.

SECTION 13. MISCELLANEOUS

  (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, as amended, or rules or orders of the Securities and Exchange Commission thereunder.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) If any provision of this Agreement shall be held or made invalid by a court decision, stature, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

  (d) Nothing herein shall be construed as constituting the Manager as an agent of the Trust.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                  Very truly yours,

                                  THE TRUST FOR TRAK INVESTMENTS

                                  By: _________________________________________
                                  Name:  Heath B. McLendon
                                  Title: Chairman

Accepted:

SMITH, BARNEY ADVISERS, INC.

By: _________________________________
Name:  Christina T. Sydor
Title: Secretary

                                                                      APPENDIX I

                  PORTFOLIOS OF THE TRUST FOR TRAK INVESTMENTS

                                                                MANAGER'S RATE
                                                                      OF
                                                                    FEE IN
                                                                  ACCORDANCE
                                                               WITH SECTION 6 OF
                                                                 THE AGREEMENT
                                                               -----------------
 .Government Money Investments.................................        .15%
 .Intermediate Fixed Income Investments........................        .40%
 .Total Return Fixed Income Investments........................        .40%
 .Municipal Bond Investments...................................        .40%
 .Mortgage Backed Investments..................................        .50%
 .Balanced Investments.........................................        .60%
 .Large Capitalization Value Equity Investments................        .60%
 .Small Capitalization Value Equity Investments................        .60%
 .Large Capitalization Growth Investments......................        .60%
 .Small Capitalization Growth Investments......................        .80%*
 .International Equity Investments.............................        .70%
 .International Fixed Income Investments.......................        .50%
 .Emerging Markets Equity Investments..........................        .90%

-----------
* Assuming shareholder approval.





VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
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(Please Detach at Perforation Before Mailing)
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CONSULTING GROUP CAPITAL MARKETS FUNDS - SMALL CAPITALIZATION GROWTH
INVESTMENTS
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of Consulting Group Capital Markets Funds-Small Capitalization Growth Investments (the "Portfolio") , hereby appoints Heath B. McLendon, Lewis E. Daidone and Christina T. Sydor, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Meeting of Shareholders of the Portfolio to be held at 388 Greenwich Street, New York, New York on March 31, 1997 at 2:00 pm and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated February 7, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the
proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

	PLEASE SIGN, DATE AND RETURN
	PROMPTLY IN THE ENCLOSED ENVELOPE

		Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		Date:


                           Signature(s)		(Title(s), if applicable)





__________________________
VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

(Please Detach at Perforation Before Mailing)
 ..............................................................................
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Please indicate your vote by an "X" in the appropriate box below.  This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1.To approve or disapprove a new management agreement between Consulting Group Capital Markets Funds (on behalf of
Small Capitalization Growth Investments) and Smith Barney Mutual Funds Management Inc. (the Portfolio's current investment manager).


FOR    AGAINST    ABSTAIN






g:\funds\trak\1997\secdocs\proxy97.doc